UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 16, 2016

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Perth House, Millennium Way,

Chesterfield, Derbyshire S41 8ND, United Kingdom

(Address of principal executive offices)

+44 124 626 3051

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2016, the shareholders of Mallinckrodt plc (the “Company”) approved the Mallinckrodt Pharmaceuticals 2016 Employee Stock Purchase Plan (the “Plan”) at the Company’s 2016 Annual General Meeting of Shareholders (the “Annual Meeting”). The purpose of the Plan is to serve as an incentive for employee recruitment and retention by providing the Company’s employees with an opportunity to purchase ordinary shares through accumulated payroll deductions. There are 5,000,000 ordinary shares available for issuance under the Plan.

The above description of the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan set forth as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders:

•	elected all 11 of the Company’s nominees for director;

•	approved, in a non-binding vote, the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for the fiscal year ending September 30, 2016 and authorized, in a binding vote, the Audit Committee to set the auditor’s remuneration;

•	approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers described in the proxy statement;

•	approved the Mallinckrodt Pharmaceuticals 2016 Employee Stock Purchase Plan;

•	authorized the Company and/or any subsidiary of the Company to make market purchases or overseas market purchases of Company shares; and

•	authorized the price range at which the Company can re-allot shares it holds as treasury shares (Special Resolution).

The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1. To re-elect eleven (11) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

Nominees	For	Against	Abstain	Broker Non-Votes
(a) Melvin D. Booth	86,234,318	99,117	47,382	10,311,205
(b) David R. Carlucci	86,184,839	148,432	47,546	10,311,205
(c) J. Martin Carroll	86,235,112	97,865	47,840	10,311,205
(d) Diane H. Gulyas	86,196,565	137,770	46,482	10,311,205
(e) Nancy S. Lurker	86,176,195	159,739	44,883	10,311,205
(f) JoAnn A. Reed	86,241,362	97,511	41,944	10,311,205
(g) Angus C. Russell	85,176,378	1,156,421	48,018	10,311,205
(h) Virgil D. Thompson	86,114,471	220,017	46,329	10,311,205
(i) Mark C. Trudeau	86,218,763	116,331	45,723	10,311,205
(j) Kneeland C. Youngblood, M.D.	86,236,502	101,448	42,867	10,311,205
(k) Joseph A. Zaccagnino	86,233,224	100,317	47,276	10,311,205

Proposal 2. To approve, in a non-binding vote, the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for the fiscal year ending September 30, 2016, and to authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration:

For:	Against:	Abstain:	Broker Non-Votes:
95,982,469	614,780	94,773	0

Proposal 3. To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers described in the proxy statement:

For:	Against:	Abstain:	Broker Non-Votes:
84,501,018	1,792,271	87,528	10,311,205

Proposal 4. To approve the Mallinckrodt Pharmaceuticals 2016 Employee Stock Purchase Plan:

For:	Against:	Abstain:	Broker Non-Votes:
85,804,525	519,027	57,265	10,311,205

Proposal 5. To authorize the Company and/or any subsidiary of the Company to make market purchases or overseas market purchases of Company shares:

For:	Against:	Abstain:	Broker Non-Votes:
96,121,569	167,793	402,660	0

Proposal 6. To authorize, via special resolution, the price range at which the Company can re-allot shares that it holds as treasury shares:

For:	Against:	Abstain:	Broker Non-Votes:
95,779,029	459,460	453,533	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Mallinckrodt Pharmaceuticals 2016 Employee Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement filed on January 22, 2016).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2016

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Kenneth L. Wagner
Name:	Kenneth L. Wagner
Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Mallinckrodt Pharmaceuticals 2016 Employee Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement filed on January 22, 2016).

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